Exhibit 99.1

NovaCopper and Sunward Announce Arrangement

VANCOUVER, April 23, 2015 /CNW/ - NovaCopper Inc. (TSX, NYSE-MKT: NCQ) ("NovaCopper") and Sunward Resources Ltd. (TSX: SWD; OTCQX: SNWRF) ("Sunward") are pleased to announce that they have entered into a definitive arrangement agreement (the "Arrangement Agreement") pursuant to which NovaCopper has agreed to acquire all of the issued and outstanding common shares of Sunward by way of a court approved plan of arrangement (the "Arrangement").

The combination of NovaCopper and Sunward will create a leading exploration and development company with a strong balance sheet of approximately US$23 million in cash for the advancement of the Arctic and Bornite deposits located in the Ambler mining district of Alaska, USA.  The company plans to advance the Arctic deposit towards feasibility with a US$8-10 million field program this summer.  Meanwhile, plans are underway to maximize shareholder value at the Titiribi exploration asset in Colombia.  Sunward has focused on community engagement at its Titiribi project and with its talented and experienced Colombian management team, has built a strong reputation with local communities.

Under the terms of the Arrangement, Sunward shareholders will receive 0.3 (the "Exchange Ratio") of a NovaCopper common share ("NovaCopper Share") for each Sunward common share ("Sunward Share") held.  The Exchange Ratio represents the equivalent of US$0.1841 per Sunward Share based on the closing price of the NovaCopper Shares on the NYSE MKT LLC ("NYSE-MKT") as of April 22, 2015 and represents the equivalent of US$0.1865 per Sunward Share based on the 20-day volume weighted average price ("VWAP20") of the NovaCopper Shares on the NYSE-MKT as of the same date.  The Exchange Ratio implies a total transaction value of approximately US$27.6 million on a VWAP20 basis, including the automatic vesting and exchange into NovaCopper Shares of Sunward's outstanding deferred share units, and the exercise of in-the-money stock options for NovaCopper Shares.  Outstanding Sunward options will be converted at the Exchange Ratio, and shall expire 90 days following the completion of the Arrangement.

NovaCopper has received voting support agreements from all Sunward officers and directors.  Additionally, Sunward's four largest shareholders, including Gold First Investments Limited, Electrum Strategic Acquisitions LLC and Paulson & Co. Inc., who hold, in aggregate, approximately 70% of Sunward's issued and outstanding Shares, have all agreed to vote in support of the Arrangement at Sunward's special meeting of shareholders expected to be held in June or July.

Upon completion of the Arrangement, the combined company will be owned approximately 58% by NovaCopper shareholders and 42% by Sunward shareholders.

Highlights and Benefits of the Combined Company

•	Strong balance sheet, expected to have approximately US$23 million (C$28 million) in cash upon the closing of the Transaction, significantly de-risking the development of the Ambler mining district;
•	Sufficient cash to advance the Arctic deposit towards feasibility over an estimated two to three year period, in parallel with AIDEA's infrastructure development activities;
•	Sufficient cash to commit approximately US$8-10 million to advancing the Upper Kobuk Mineral Projects during the 2015 field season; and in particular, to complete in-fill drilling of the Arctic in-pit resources, and collection of in-pit geotechnical and metallurgical data. The funds will also be utilized to advance assessment work at the Bornite deposit, specifically to evaluate potential synergies between the Arctic and Bornite deposits which are in close proximity; and
•	Additional exploration potential of the multi-million ounce Titiribi asset in Colombia.

"The combination of Sunward and NovaCopper provides shareholders a single company with a strong balance sheet to advance critical path objectives at our high quality Arctic and Bornite copper-zinc assets in Alaska.  It also gives the company significant exposure and leverage to additional gold and copper in Colombia.  Within the context of a market place which is demanding consolidation but is challenging for development project financing, management believes this is a win-win solution for all shareholders" said Rick Van Nieuwenhuyse, NovaCopper's President and Chief Executive Officer.

Sunward's Chief Executive Officer, Philip O'Neill said, "I believe this business combination gives our shareholders exposure to a very high quality asset located in a mining friendly jurisdiction, and we feel NovaCopper's exploration team, with its demonstrated track record of success, will be able to add value to both the Ambler and Titiribi assets."

Transaction Summary

The implementation of the Arrangement is subject to the approval of at least 66 2/3% of the votes cast by holders of Sunward Shares and, if required under applicable securities laws, a majority of disinterested Sunward shareholders, at a special meeting of Sunward shareholders expected to take place in early summer 2015.  Issuance of the NovaCopper Shares in the Arrangement is also subject to the approval of a majority of the votes cast by the holders of NovaCopper Shares at a special meeting of NovaCopper shareholders expected to take place on or about the same date.  In addition to shareholder approvals, the Arrangement is also subject to the receipt of certain regulatory, court and stock exchange approvals and certain other closing conditions customary in transactions of this nature.

The Arrangement Agreement has been unanimously approved by the board of directors of each of Sunward and NovaCopper, two common directors having declared their interest and abstained from voting.  Dr. Thomas Kaplan, a director of NovaCopper, also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper's issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward's issued and outstanding shares.

Haywood Securities Inc. has provided an oral fairness opinion to the Special Committee of the board of directors of NovaCopper that, subject to the assumptions, limitations and qualifications set out in such fairness opinion, the consideration to be paid by NovaCopper pursuant to the Arrangement is fair, from a financial point of view, to NovaCopper.  Cormark Securities Inc. has provided a fairness opinion to the Special Committee of the board of directors of Sunward that, subject to the assumptions, limitations and qualifications set out in such fairness opinion, the consideration to be received by Sunward shareholders in connection with the Arrangement is fair, from a financial point of view, to such Sunward shareholders.

The directors and officers of Sunward have entered into customary voting support agreements to vote in favour of the transaction.  In addition, large shareholders from Sunward have entered into customary voting support agreements to vote in favour of the Arrangement.  The directors and officers and large shareholders of NovaCopper have advised that they intend to vote their NovaCopper Shares in favour of the transaction.

Additional Information and Where To Find It

Further information regarding the Arrangement will be contained in a joint information circular/proxy statement to be prepared by the companies, filed on SEDAR by Sunward and by NovaCopper on SEDAR and with the Securities and Exchange Commission (the "SEC") and mailed in due course to their respective shareholders in connection with the special meetings of each of the NovaCopper and Sunward shareholders. The Arrangement Agreement will be filed on the SEDAR profiles of NovaCopper and Sunward and with the SEC by NovaCopper.  The joint information circular/proxy statement will contain important information about the proposed Arrangement and related matters.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT INFORMATION CIRCULAR/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.

NovaCopper and its respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding NovaCopper's directors and executive officers is available in NovaCopper's proxy statement filed on Schedule 14A for its 2015 annual meeting of shareholders and its 2014 Annual Report on Form 10-K, each of which have been filed with the SEC and on SEDAR.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.  Investors and shareholders will be able to obtain free copies of the forthcoming a joint information circular/proxy statement, past proxy statements and other documents filed with the SEC by NovaCopper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the joint information circular/proxy statement from NovaCopper by telephone at (604) 638-8088, or by going to NovaCopper's Investor Center page on its corporate website at http://www.novacopper.com.

Board and Management

The Board of the combined company will consist of nine members, two of which will be nominees of Gold First Investments Limited, Sunward's largest shareholder, and the remaining members will be incumbent directors of NovaCopper's board.

NovaCopper management will remain in their current capacity, with Rick Van Nieuwenhuyse serving as President & Chief Executive Officer and Elaine Sanders serving as Vice President & Chief Financial Officer.  NovaCopper anticipates retaining the local management team of Sunward in Colombia.

Advisors and Counsel

Haywood Securities Inc. is acting as financial advisor and has provided an oral fairness opinion to the Special Committee of the board of directors of NovaCopper.  Blakes, Cassels & Graydon LLP and Dorsey & Whitney, LLP are acting as legal counsel to NovaCopper.

Cormark Securities Inc. is acting as financial advisor and has provided a fairness opinion to the Special Committee of the board of directors of Sunward.  Anfield Sujir Kennedy & Durno LLP is acting as legal counsel to Sunward.

About NovaCopper

NovaCopper Inc. is a base metals exploration company focused on exploring and developing the Ambler mining district located in northwestern Alaska.  It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class polymetallic VMS deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper mineralization. Exploration efforts have been focused on two deposits in the Ambler district – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within NovaCopper's land package that spans approximately 143,000 hectares. NovaCopper has an agreement with NANA Regional Corporation, Inc., a Regional Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

More information on NovaCopper, its properties and its management team is available on their company's website at www.novacopper.com.

About Sunward

Sunward Resources Ltd. is a Canadian-based company focused on the exploration and development of the 100%-owned Titiribi Project in Colombia. Titiribi hosts NI 43 101-compliant Measured and Indicated Resource of 4.63 million ounces of gold contained within 285.8 million tonnes grading 0.50 grams/tonne and Inferred Resource of 6.01 million ounces of gold contained within 349.4 million tonnes grading 0.53 grams/tonne. All Titiribi resources were assessed using a cut-off of 0.3 grams/tonne gold. Titiribi also hosts 654.4 million pounds of copper in the Measured & Indicated Mineral Resource and 216.3 million pounds of copper in the Inferred Resource. For more information, please see Sunward's press release dated September 12, 2013 as published on SEDAR and on Sunward's website, as well as the technical report by Behre Dolbear & Company (USA), Inc. dated September 9, 2013.

Ms. Heather White, P.Eng, is Special Advisor to the COO, and a consultant to Sunward. Ms. Heather White is a qualified person under National Instrument 43-101 – Standards of Disclosure for Mineral Projects ("NI 43-101") and has reviewed and approved all of the scientific and technical information in this press release as it relates to the Titiribi Project.

The Titiribi Project is located approximately 70 kilometres southwest of the city of Medellin, Colombia, in Antioquia department, within the historical Titiribi mining district. Access to Titiribi is by a paved highway from Medellin.

More information on Sunward, its properties and its management team is available on their company's website at www.sunwardresources.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the ability of NovaCopper and Sunward to consummate the Arrangement on the terms of the Arrangement, the anticipated benefits of the Arrangement, including business and financial prospects, financial multiples, accretion estimates, the effect of the Arrangement on project advancement and risks and futures plans, strategies, objectives and expectations, including with respect to costs and exploration activities at the UKMP and Titiribi projects and the future operating or financial performance of NovaCopper, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact.

These forward-looking statements are based on a number of assumptions, including assumptions regarding the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary court, shareholder, stock exchange and regulatory approvals and the ability of the parties to satisfy in a timely manner, the conditions to the closing of the Arrangement; the value of NovaCopper and Sunward's respective assets; the successful advancement of exploration projects, planned expansions or other projects within the timelines anticipated and at anticipated production levels; projections and estimates made in the technical reports for the UKMP and Titiribi projects; that mineral resources can be developed as planned; interest and exchange rates; that required financing will be obtained and on market terms; general economic conditions; that labour disputes, flooding, ground instability, fire, failure of plant, equipment or processes to operate as anticipated and other risks of the mining industry will not be encountered; the price of copper and other metals; competitive conditions in the mining industry; title to mineral properties; and changes in laws, rules and regulations applicable to NovaCopper and Sunward.  Although management of NovaCopper and Sunward believe that the assumptions made and the expectations represented by forward-looking statements contained herein are reasonable, there can be no assurance that such statements will prove to be accurate.

Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from NovaCopper's and Sunward's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and fluctuations in metal prices and currency exchange rates.  NovaCopper's and Sunward's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made.  Readers are cautioned not to place undue reliance on forward-looking information due to the inherent certainty thereof.  NovaCopper and Sunward assume no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

Sunward's resource information has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the SEC, and resource and reserve information contained therein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources", "indicated mineral resources" or "inferred mineral resources" or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that "inferred mineral resources" have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an "inferred mineral resource" will ever be upgraded to a higher category. Under Canadian rules, estimated "inferred mineral resources" may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an "inferred mineral resource" exists or is economically or legally mineable. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves" are also not the same as those of the SEC, and reserves reported by the Company in compliance with NI 43-101 may not qualify as "reserves" under SEC standards. Accordingly, information concerning mineral deposits set forth in this press release may not be comparable with information made public by companies that report in accordance with U.S. standards.

SOURCE NovaCopper Inc.

%CIK: 0001543418

For further information: NovaCopper Inc., Rick Van Nieuwenhuyse, President & Chief Executive Officer, Tel: 604-638-8088; Sunward Resources Ltd., Philip O'Neill, Chief Executive Officer, Tel: 604-568-7617

CO: NovaCopper Inc.

CNW 06:00e 23-APR-15